UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 5, 2009

KIT digital, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34437	11-3447894
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

168 Fifth Avenue, Suite 301	10010
New York, New York	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:  +1 (212) 661-4111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K/A

KIT digital, Inc.

October 5, 2009

This Amendment No. 1 amends Item 9.01 of the Current Report on Form 8-K dated October 5, 2009, of KIT digital, Inc. a Delaware corporation, filed with the U.S. Securities and Exchange Commission on October 9, 2009, relating to the acquisition by KIT digital of all of the outstanding shares of capital stock of Nunet AG, to include the information set forth below:

Item 9.01.  Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a), the financial statements of Nunet AG do not meet the requisite significance levels, as defined under Item 3.05(b) of Regulation S-X (after giving effect to the recent acquisition by KIT digital of The FeedRoom, Inc., as described in KIT digital’s Form 8-K dated September 30, 2009, as amended).

(b)	Pro Forma Financial Information.

In accordance with Item 9.01(b), the pro forma financial information also does not meet the requisite significance levels, as defined under Article 11 of Regulation S-X.

(d)	Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIT digital, Inc.

Date: December 28, 2009	By:	/s/ Robin Smyth
Robin Smyth
Chief Financial Officer